UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT
               Filed Pursuant to Section 13 OR 15(d) of
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 7, 1995




                       ORION PICTURES CORPORATION
        (Exact name of registrant as specified in its charter)





           Delaware                   1-5979               13-1680528
(State or other jurisdiction  (Commission File Number)    (IRS Employer
        of incorporation)                              Identification Number)



                        1888 Century Park East
                    Los Angeles, California  90067
               (Address of principal executive offices)



Registrant's telephone number, including area code:  (310) 282-0550

Item 5.   OTHER EVENTS


          On September 8, 1995, Orion Pictures Corporation ("Orion"),

disseminated a press release announcing that on September 7, 1995 it had entered into a commitment letter with Chemical Bank in which Chemical

Bank and its affiliate, Chemical Securities Inc., have agreed to provide certain financing arrangements in connection with the previously announced merger of Orion with The Actava Group Inc. ("Actava"), MCEG

Sterling Incorporated and Metromedia International Telecommunications,

Inc.

          The press release is filed as an exhibit to this Report.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS


     (c)  The following are exhibits to this Report and are filed herewith:

          Exhibit 99     Press Release dated September 8, 1995.

                                SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         ORION PICTURES CORPORATION
                         (Registrant)



                         By:   /s/  JOHN W. HESTER
                            --------------------------------------
                            John W. Hester
                            Executive Vice President
                            and General Counsel



Dated:  September 14, 1995

                           EXHIBIT INDEX

                    ORION PICTURES CORPORATION

                    Current Report on Form 8-K
                      Dated September 7, 1995





EXHIBIT NO.                 DESCRIPTION

99              Press Release dated September 8, 1995.